SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest reported): August 15, 2002

Teda Travel Incorporated
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

0-29077	65-0963971
(Commission File Number)	(IRS Employer Identification No.)

Suite 1801, Chinachem Johnston Plaza, 178 Johnston Road, Wanchai Hong Kong
(Address of Principal Executive Offices)(Zip Code)

(Registrant's Telephone Number, Including Area Code)

22154 Martella Avenue
Boca Raton, Florida 33433
(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.      Other Events and Regulation FD Disclosure

On August 15, 2002, the Company amended the Stock Purchase Agreement and Share Exchange between Gaige Financial Group, Inc. (“Gaige<-1- 34>) and Teda Hotels Management Company Limited (“Teda”) to reflect that the Agreement was contingent upon Teda providing audited financial statements within sixty (60) days of the filing of the initial 8K with the Securities and Exchange Commission. In addition, the Agreement was amended to disclose that the closing date of the Agreement shall be set as the date that Teda provided the audited financial statements and the amended 8K was filed with the Securities and Exchange Commission.

Item 7.      Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

None.

(b)	Pro forma financial information

None.

(c)	Exhibits

Number	Exhibit
2.1	Amendment to Stock Purchase Agreement and Share Exchange dated as of August 15, 2002 by and among Gaige Financial Group, Inc. and Teda Hotels Management Company Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TEDA TRAVEL INCORPORATED
By: /s/ Hui Chin Tong, Godfrey
Hui Chin Tong, Godfrey
Managing Director

August 20, 2002